SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
         14A-6(E)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-12

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                (Name of Registrant as Specified in its Charter)

          -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                  1) Title of each class of securities to which transaction applies:

                  2)  Aggregate  number  of  securities  to  which   transaction
                  applies:

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  4) Proposed maximum aggregate value of transaction:

                  5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any  part of  the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid:

                  2) Form, Schedule or Registration Statement No.:

                  3) Filing Party:

                  4) Date Filed:

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                           USAZ LEGG MASON GROWTH FUND
                (FORMERLY USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)

                           USAZ LEGG MASON VALUE FUND
                (FORMERLY USAZ PIMCO PEA GROWTH AND INCOME FUND)

                             5701 Golden Hills Drive
                          Minneapolis, Minnesota 55416

                                 August 11, 2005

Dear Contract Owner:

         The Board of Trustees of the above-referenced funds (collectively, the "Funds"), each of which is a series of USAllianz Variable Insurance Products Trust, has called a Special Meeting of Shareholders of the Funds (the "Meeting") to approve a change to the classification of the Funds from diversified investment companies to nondiversified investment companies.

         As the owner of a variable life insurance policy or variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you are an indirect participant in one or both of the Funds. Accordingly, we are asking you to indicate whether you approve or disapprove of this proposal by completing and returning the enclosed voting instruction form. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

         Whether or not you plan to attend the Meeting, please complete, sign and return the enclosed voting instruction form so that your vote may be counted. A postage-paid envelope is enclosed for this purpose. You also may vote by the internet or by telephone by following the directions on the enclosed voting instruction form. If you are a contract owner in both Funds, you will receive a separate voting instruction form for each Fund.

         Thank you for your prompt attention and participation.

                                                       Sincerely,



                                                       /S/ JEFFREY KLETTI
                                                       -------------------------
                                                       Jeffrey Kletti
                                                       President

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                           USAZ LEGG MASON GROWTH FUND
                (FORMERLY USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)

                           USAZ LEGG MASON VALUE FUND
                (FORMERLY USAZ PIMCO PEA GROWTH AND INCOME FUND)

                             5701 Golden Hills Drive
                          Minneapolis, Minnesota 55416

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 2, 2005

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the above-referenced funds (collectively, the "Funds") will be held on September 2, 2005, at 10:00 a.m., Eastern Time, at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

                  1. To approve a proposal to change the classification of the Funds from diversified investment companies to nondiversified investment companies; and

                  2. To transact such other business as may properly come before the Meeting.

         Shareholders of record of each Fund as of the close of business on June 30, 2005 are entitled to notice of, and to vote at, this Meeting or any adjournment of this Meeting.

         The Funds issue and sell their shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz"). The separate accounts hold shares of mutual funds, including the Funds, which provide a funding vehicle under variable annuity contracts and variable life insurance policies which are issued by Allianz (collectively, the "Variable Contracts").

         As the record owner of the assets held in the separate accounts, Allianz is the sole shareholder of the Funds and is entitled to vote all of the shares of the Funds. However, pursuant to applicable laws, Allianz votes outstanding shares of the Funds in accordance with instructions received from the owners of the Variable Contracts. This notice is being delivered to Variable Contract owners who, by virtue of their ownership of the Variable Contracts, beneficially owned shares of the Funds as of the record date for the Meeting (June 30, 2005), so that they may instruct Allianz how to vote the shares of the Funds underlying their Variable Contracts.

         Variable Contract owners are requested to execute and return promptly the enclosed voting instruction form. A postage-paid envelope is enclosed for this purpose. You also may vote by the internet or by telephone by following the directions on the enclosed voting instruction form. If you are a Variable Contract owner in both Funds, you will receive a separate voting instruction form for each Fund. Voting instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a later-dated voting instruction form or by attending the Meeting and voting in person.

Dated:   August 11, 2005             By Order of the Board of Trustees,

                                              /S/ MICHAEL J. RADMER
                                              ------------------------
                                              Michael J. Radmer
                                              Secretary

                                 PROXY STATEMENT
                                 AUGUST 11, 2005

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                           USAZ LEGG MASON GROWTH FUND
                (FORMERLY USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)

                           USAZ LEGG MASON VALUE FUND
                (FORMERLY USAZ PIMCO PEA GROWTH AND INCOME FUND)

                             5701 Golden Hills Drive
                          Minneapolis, Minnesota 55416

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 2, 2005

                                  INTRODUCTION

         This Proxy Statement is being provided to you in connection with the solicitation by the Board of Trustees (the "Board") of USAllianz Variable Insurance Products Trust (the "Trust") of voting instructions to be voted at a Special Meeting of Shareholders (the "Meeting") of the above-referenced funds (collectively, the "Funds"), each of which is a series of the Trust. The Meeting will be held on September 2, 2005, at 10:00 a.m., Eastern Time, at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. The voting instructions that are being solicited also may be voted at any adjournment of the Meeting.

SOLICITATION OF VOTING INSTRUCTIONS

         The Board is soliciting votes from shareholders of each Fund with respect to a proposal to change the classification of the Funds from diversified investment companies to nondiversified investment companies. The solicitation of votes is made primarily by the mailing of this Proxy Statement and the accompanying voting instruction form on or about August 11, 2005.

         The Funds issue and sell their shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz"). The separate accounts hold shares of mutual funds, including the Funds, which provide a funding vehicle under variable annuity contracts and variable life insurance policies which are issued by Allianz (collectively, the "Variable Contracts").

         As the record owner of the assets held in the separate accounts, Allianz is the sole shareholder of the Funds and is entitled to vote all of the shares of the Funds. However, pursuant to applicable laws, Allianz votes outstanding shares of the Funds in accordance with instructions received from the owners of the Variable Contracts. Accordingly, this Proxy Statement and the accompanying voting instruction form are being delivered to Variable Contract owners, who by virtue of their ownership of the Variable Contracts beneficially owned shares of the Funds as of the record date for the Meeting (June 30, 2005), so that they may instruct Allianz how to vote the shares of the Funds underlying their Variable Contracts. If you are a Variable Contract owner in both Funds, you will receive a separate voting instruction form for each Fund. Additional information regarding the voting is set forth below under the caption "Voting Information."

REPORTS AVAILABLE

         The Funds will furnish, without charge, a copy of their most recent annual report to shareholders and their most recent semi-annual report to shareholders succeeding such annual report, if any, to a Variable Contract owner upon request. Such requests should be directed to USAllianz VIP Trust at 3435 Stelzer Road, Columbus, Ohio 43219, if made by mail, and to (877) 833-7113, if made by telephone.

         To reduce expenses, only one copy of the Trust's annual report and semi-annual report, if available, may be mailed to households, even if more that one person in a household is a shareholder. To request additional copies of the annual report or semi-annual report, or if you have received multiple copies but prefer to receive only one copy per household, please call the USAllianz VIP Trust at the above telephone number. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the USAllianz VIP Trust at the above address or phone number.

               PROPOSAL TO CHANGE THE CLASSIFICATION OF THE FUNDS
                      FROM DIVERSIFIED INVESTMENT COMPANIES
                     TO NONDIVERSIFIED INVESTMENT COMPANIES

INTRODUCTION

         Investment companies such as the Funds are classified as either "diversified" or "nondiversified" investment companies under Section 5 of the Investment Company Act of 1940 (the "1940 Act"). Under Section 13 of the 1940 Act, an investment company may not change its classification from a diversified to a nondiversified investment company without the approval of the holders of a majority of its outstanding shares, as described below.

         The  Funds  currently  are  classified  as   "diversified"   investment
companies pursuant to Section 5 of the 1940 Act. This means that the Funds each must meet the following requirements:

                  At least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

         The Funds also are subject to a fundamental investment limitation corresponding to the requirements of Section 5 of the 1940 Act (Investment Restriction #5 in the Funds' Statement of Additional Information, dated April 29, 2005), which provides that no Fund may:

                  Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

PROPOSAL

         USAllianz Advisers, LLC, the Funds' investment adviser (the "Adviser"), and Legg Mason Capital Management, Inc., the Funds' subadviser (the "Subadviser"), have proposed, and, after consideration at its June 22, 2005 meeting, the Board unanimously approved and recommended that Variable Contract owners approve, a change to the Funds' classification from "diversified" to "nondiversified" investment companies under Section 5 of the 1940 Act and a corresponding change to Investment Restriction #5 to exclude the Funds from the requirements of Investment Restriction #5.

         If the shareholders so approve, the Funds will be reclassified as nondiversified investment companies under the 1940 Act, and the Funds will no longer be subject to the requirements of Investment Restriction #5. However, the Funds still will be required to meet certain diversification requirements. In other words, even a nondiversified investment company must maintain a significant degree of diversification.

         Specifically, as nondiversified investment companies, the Funds still would be required, pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to meet certain diversification requirements in order to qualify as regulated investment companies for federal income tax purposes. To so qualify, the Funds must diversify their holdings so that, at the close of each quarter of their taxable year, (a) at least 50% of the value of their total assets is represented by cash, cash items, securities issued by the U.S. Government, its agencies and instrumentalities, the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the respective Funds and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of their total assets is invested in the securities of any issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities or the securities of other regulated investment companies), or in two or more issuers that each respective Fund controls and that are engaged in the same or similar trades or businesses.

         The Code also imposes certain diversification requirements on the investment of segregated accounts underlying variable annuity and life insurance contracts. The Funds also will remain subject to these diversification requirements.

REASONS FOR AND RISKS OF THE PROPOSAL

         The primary reason for this change is to provide the Funds with greater flexibility in responding to investment opportunities. The Adviser and the Subadviser recommended, and the Board agreed, that there may be circumstances when it may be to the advantage of the Funds to have a larger position in a single issuer or in a group of issuers than is permitted for diversified investment companies. The Adviser, the Subadviser and the Board believe that this change will benefit the shareholders of the Funds by providing the potential for improved performance because the change would allow the Subadviser to make larger investments in certain individual securities that the Subadviser believes present the best opportunities for capital appreciation. The Adviser and the Subadviser advised the Board that this change will not impact the Funds' investment objectives or principal investment strategies as stated in the Fund prospectus. The investment objective of the USAZ Legg Mason Growth Fund will continue to be maximum long-term capital appreciation with minimum long-term risk to principal; investing primarily in common stocks or securities convertible into or exchangeable for common stock. The investment objective of the USAZ Legg Mason Value Fund will continue to be long-term growth of capital; investing primarily in equity securities that, in the Subadviser's opinion, offer the potential for capital growth.

         A nondiversified fund does entail greater price risk than a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of a fund's portfolio. The

Funds would be subject to, among other risks, the market, capitalization, and credit risks associated with a larger investment in a single issuer, and also would be subject to a larger extent to the industry and sector risks presented by that issuer. "MARKET" risks involve the random and potentially significant fluctuations that can occur in the securities of a single issuer, as those specific securities respond to economic events and go in and out of favor with the investing community. "CAPITALIZATION" risks involve risks associated with market capitalization levels and total securities float, where, for example, small capitalization securities may be subject to more significant market fluctuations that other types of securities. "CREDIT" risks of a single issuer could include increased borrowing costs and negative market sentiment caused by losses and a perceived reduction in creditworthiness. Increased "INDUSTRY" risk could arise in the context of cyclical industries that may be uniquely affected at different points during the economic cycle, and increased "SECTOR" risk could arise where an issuer's business is limited to narrow business sector and that sector becomes highly competitive or goes out of favor with investors. Although there can be no assurance that an increase in investment risk (due to a reduction in diversification of investment by the Funds) will not result from such a conversion of the Funds to nondiversified investment companies, the Adviser, the Subadviser and the Board believe that the benefits accruing to the Funds as a consequence of the change will outweigh any such increase in risk.

         At its June 22, 2005 meeting, the Board considered all of the data presented by the Adviser and the Subadviser. The Board considered the impact of this proposed change to the Funds' classification and weighed the potential advantages of increased investment flexibility with the possibility that the change would result in increased volatility of the Funds. The change in classification of the Funds from diversified investment companies to nondiversified investment companies will allow the Subadviser to focus the Funds' investments in securities in which the Subadviser has the most confidence.

         After deliberation and consideration of each of these factors, the Board concluded that the change in classification of the Funds from diversified investment companies to nondiversified investment companies, if approved by the shareholders, will not impact the Funds' investment objectives or primary investment strategies and potentially may benefit shareholders with improved performance derived from larger investments in certain individual securities that the Subadviser believes present the best opportunities for capital appreciation.

VOTE REQUIRED

         If approved, the reclassification of the Funds as nondiversified investment companies would be effective immediately upon the receipt of the requisite shareholder approval of the proposal, or at such later time as may be determined by the Funds' management. Approval of the proposed reclassification with respect to a Fund requires the vote of a majority of the outstanding shares of that Fund. For this purpose, the term "majority of the outstanding voting shares" means the vote of (a) 67% or more of the voting shares of each Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding voting shares of that Fund, whichever is less. Unless otherwise instructed, the persons named as proxies will vote for approval of the proposal to reclassify the Funds as nondiversified investment companies. If approval for one or both of the Funds is not obtained, the disapproved Fund or Funds would remain a diversified investment company.

     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
          RECOMMENDS A VOTE "FOR" THE RECLASSIFICATION OF THE FUNDS AS
                      NONDIVERSIFIED INVESTMENT COMPANIES.

                               VOTING INFORMATION

GENERAL

         You have the right to instruct Allianz on how to vote the shares in the Funds held under your Variable Contract. You are permitted to cast instructions based on the dollar amount of Fund shares that you hold through the subaccount accumulation/annuity units in your Variable Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar investment and a specified number of Fund shares. For each dollar of value, the contract owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Variable Contract in favor of the proposal described above. Allianz will vote any shares for which they do not receive a voting instruction form, and any shares which they or their affiliates hold for their own account, in proportionately the same manner as shares for which they have received voting instructions.

         For the Meeting to go forward, there must be a quorum. This means that at least 25% of the Funds' shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, their presence at the Meeting in person or by proxy will meet the quorum requirement. If a quorum is not obtained or if sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Meeting (or any adjournment of the Meeting).

         You may revoke your voting instructions up until voting results are announced at the Meeting or at any adjournment of the Meeting by giving written notice to Allianz prior to the Meeting, by executing and returning to Allianz a later dated voting instruction form, or by attending the Meeting and voting in person. If you need a new voting instruction form, please call the Trust at
(800) 624-0197, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal. Abstentions will be counted as a vote "AGAINST" the proposal.

         The Adviser or its affiliates will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of Shareholders and this Proxy Statement to Variable Contract owners. Representatives of The Adviser, without cost to the Funds, also may solicit voting instructions from Variable Contract owners by means of mail, telephone, or personal calls.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         Those individuals owning Variable Contracts representing shares at the close of business on the record date (June 30, 2005) may provide voting instructions for the Meeting or any adjournment of the Meeting. The number of shares of the Funds outstanding on the record date is listed in the table below.

         The officers and trustees of the Funds cannot directly own shares of the Funds, and they cannot beneficially own shares of the Funds unless they purchase a Variable Contract issued by Allianz. As of the record date, the officers and trustees of the Funds as a group beneficially owned less than one percent of the outstanding shares of each Fund, and Allianz, for itself and through its separate accounts, were the only shareholders of the Funds. To the best knowledge of the Funds, no person owned, of record or beneficially, 5% or more of the outstanding shares of either Fund as of the record date. Information as of that date with regard to Allianz's ownership in the Funds is provided below:

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
FUND               SHARES           NUMBER OF VOTES  SHARES OWNED    PERCENT OF       SHARES OWNED     PERCENT OF
                   OUTSTANDING                       BY ALLIANZ      OUTSTANDING      BY ALLIANZ       OUTSTANDING
                                                     LIFE            SHARES OWNED     LIFE INSURANCE   SHARES OWNED
                                                     INSURANCE       BY ALLIANZ       COMPANY OF NEW   BY ALLIANZ
                                                     COMPANY OF      LIFE INSURANCE   YORK             ALLIANZ LIFE
                                                     NORTH AMERICA   COMPANY OF                        INSURANCE
                                                                     NORTH AMERICA                     COMPANY OF
                                                                                                       NEW YORK
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
USAZ Legg Mason     4,642,950.186    4,642,950.186     4,613,011         99.355%         29,939.3          0.645%
Growth Fund
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
USAZ Legg Mason     13,128,786.62    13,128,786.62     12,872,685        98.049%         256,101.1         1.951%
Value Fund
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
AS OF JUNE 30, 2005

         Shareholders of the Funds are entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share for each share of the Funds held.

OTHER MATTERS

         Management of the Funds knows of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

                               OTHER INFORMATION

The address of Allianz Life Insurance Company of North America is as follows:

         Allianz Life Insurance Company of North America
         5701 Golden Hills Drive
         Minneapolis, Minnesota 55416

The address of Allianz Life Insurance Company of New York is as follows:

         Allianz Life Insurance Company of New York
         152 West 57th Street, 18th Floor
         New York, New York 10019

The names and addresses of the Funds' investment adviser, principal underwriter, and administrator are as follows:

         Investment adviser:        USAllianz Advisers, LLC
                                    5701 Golden Hills Drive
                                    Minneapolis, Minnesota 55416

         Principal underwriter:     BISYS Fund Services, Ltd. Partnership
                                    3435 Stelzer Road
                                    Columbus, Ohio 43219

         Administrator:             BISYS Fund Services Ohio, Inc.
                                    3435 Stelzer Road
                                    Columbus, Ohio 43219

     The Funds' Subadviser is Legg Mason Capital Management, Inc., and its principal business offices are located at 100 Light Street, Baltimore, Maryland 21202.

SHAREHOLDER PROPOSALS

         The Trust is not required to hold annual shareholders meetings. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholders meeting must be received by the Trust no later than 120 days prior to the date proxy statements are mailed to shareholders.

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                           USAZ LEGG MASON GROWTH FUND
                (FORMERLY USAZ AIM DENT DEMOGRAPHIC TRENDS FUND)

                             5701 Golden Hills Drive
                          Minneapolis, Minnesota 55416

                             VOTING INSTRUCTIONS FOR
                        A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 2, 2005

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
               ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

         The  undersigned  hereby  instructs  Allianz Life Insurance  Company of
North America and Allianz Life Insurance Company of New York (collectively "Allianz") to represent and vote the number of shares of USAZ Legg Mason Growth Fund (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract at the Special Meeting of Shareholders to be held on September 2, 2005, at 10:00 a.m., Eastern Time, at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying Proxy Statement.

         VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.

         Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying Proxy Statement is acknowledged by your execution of these voting instructions.

         There are three ways to provide your voting instructions. Your telephone or Internet vote authorizes Allianz to vote your shares in the same manner as if you marked, signed and returned your voting instruction form.

VOTE BY PHONE - TOLL FREE - 1-888-221-0697

         Use any touch-tone telephone to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on August 31, 2005. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET - [HTTP://WWW.PROXYWEB.COM]

         Use the Internet to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on August 31, 2005. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

         Mark, sign and date your voting instruction form and promptly return it in the postage-paid envelope we've provided or return it to: PROXY TABULATOR, P.O. BOX 9138, HINGHAM, MA 02043-9138.

         The undersigned hereby instructs Allianz to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL. If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with their best judgment.

1. To approve the proposal to change the classification of the Fund from a diversified investment company to a nondiversified investment company and to approve the corresponding change to exclude the Fund from the requirements of Investment Restriction #5:

__      FOR the proposal                   __       AGAINST the proposal

__      ABSTAIN



NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.

Date:  ___________________, 2005    _________________________________
                                    Signature

Thank you for your voting instructions.

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                           USAZ LEGG MASON VALUE FUND
                (FORMERLY USAZ PIMCO PEA GROWTH AND INCOME FUND)

                             5701 Golden Hills Drive
                          Minneapolis, Minnesota 55416

                             VOTING INSTRUCTIONS FOR
                        A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 2, 2005

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
               ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

         The  undersigned  hereby  instructs  Allianz Life Insurance  Company of
North America and Allianz Life Insurance Company of New York (collectively "Allianz") to represent and vote the number of shares of USAZ Legg Mason Value Fund (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract at the Special Meeting of Shareholders to be held on September 2, 2005, at 10:00 a.m., Eastern Time, at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying Proxy Statement.

         VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.

         Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying Proxy Statement is acknowledged by your execution of these voting instructions.

         There are three ways to provide your voting instructions. Your telephone or Internet vote authorizes Allianz to vote your shares in the same manner as if you marked, signed and returned your voting instruction form.

VOTE BY PHONE - TOLL FREE - 1-888221-0697

         Use any touch-tone telephone to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on August 31, 2005. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET - [HTTP://WWW.PROXYWEB.COM]

         Use the Internet to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on August 31, 2005. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

         Mark, sign and date your voting instruction form and promptly return it in the postage-paid envelope we've provided or return it to: PROXY TABULATOR, P.O. BOX 9138, HINGHAM, MA 02043-9138.

         The undersigned hereby instructs Allianz to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL. If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with their best judgment.

1. To approve the proposal to change the classification of the Fund from a diversified investment company to a nondiversified investment company and to approve the corresponding change to exclude the Fund from the requirements of Investment Restriction #5:

__       FOR the proposal                  __        AGAINST the proposal

__       ABSTAIN



NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.

Date:  ___________________, 2005    _________________________________
                                    Signature

Thank you for your voting instructions.